INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant       |X|

Filed by a Party other than the Registrant            |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e) (2))

                     STANDISH, AYER & WOOD INVESTMENT TRUST
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                (Name of Registrant as Specified in its Charter)


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                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

                           [Group of Funds Letterhead]

                                  June 14, 2001

Dear Shareholder:

      I am writing with some important news. As you may know, Standish, Ayer & Wood ("Standish"), the adviser to your mutual fund, has entered into an agreement with Mellon Financial Corporation ("Mellon") pursuant to which Standish will be acquired by Mellon. As a result of this transaction, Standish will become a wholly owned subsidiary of Mellon.

      With approximately $520 billion in assets under management, Mellon is the seventh largest asset manager in the U.S. and one of the largest worldwide. Upon completion of the transaction, Standish, which will remain headquartered in Boston, will be renamed Standish Mellon Asset Management Company LLC ("Standish-Mellon") in order to more closely link our two firms in servicing client needs.

      In view of this newly-formed alliance, we invite you to attend a Special Meeting of Shareholders of each fund to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Monday, July 30, 2000 at 2:00 p.m. and at any adjournments of the meeting to a later date.

      The primary purpose of the Special Meeting is to permit each fund's shareholders to consider a new investment advisory agreement with Standish-Mellon, as shareholder approval is required by federal securities laws in connection with the transaction. The new investment advisory agreement will take effect following the transaction. The terms of the proposed investment advisory agreement between your fund and Standish-Mellon are substantially identical to the terms of the fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination.

      The proposal to approve a new advisory agreement does not request an increase in the rate of any fund's investment advisory fee. Further, it is anticipated that the transaction will not result in a change in any fund's portfolio manager.

      The proposal has unanimously been approved by your fund's Board of Trustees, whose primary role is to protect your interests as a shareholder. In the Trustees' opinion the proposal is fair and reasonable. The Trustees recommend that you approve the proposal as well. You will find more information on the proposal in the enclosed proxy statement.

      Please feel free to call Standish at 1-800-221-4795 between 9:00 a.m. and 5:00 p.m. Eastern Time, if you have any questions about the proposal or the process of voting your shares. As always, we thank you for your continued confidence and support.

                                                     Sincerely,


                                                     /s/ Richard S. Wood

                                                     Richard S. Wood
                                                     President and Trustee

IMPORTANT NOTICE

Although we urge you to read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

QUESTIONS & ANSWERS

Q:    Why am I Receiving This Proxy Statement?

      A: Federal securities laws require a vote by each fund's shareholders whenever the fund's investment adviser is subject to a change in control. Standish -- each fund's investment adviser -- and Mellon have entered into an agreement pursuant to which Mellon will acquire Standish. Your fund is seeking shareholder approval of a new investment advisory agreement with Standish-Mellon.

            Please refer to the proxy statement for a detailed explanation of the proposal.

Q:    How Will This Affect My Account?

      A: You can expect the same level of investment management expertise from Standish-Mellon to which you've grown accustomed. The terms of the proposed new investment advisory agreement between your fund and Standish-Mellon are substantially identical to the terms of the fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination and certain immaterial changes. The proposal does not request an increase in the rate of any fund's investment advisory fee. Further, it is anticipated that the proposed transaction will not result in a change in any fund's portfolio manager.

Q:    Will My Vote Make a Difference?

      A: Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their fund(s). The funds have retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from Standish or MIS in an effort to urge them to vote.

Q:    How Do The Trustees of My Fund Suggest That I Vote?

      A: After careful consideration, the Trustees of your fund, including the independent Trustees who comprise a majority of each fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposal. In making this recommendation, the Trustees considered a number of factors, including the experience and qualification of Mellon and its personnel, the possibility of benefits to the funds as a result of Standish's affiliation with Mellon and the fact that Standish has committed to pay the expenses of the funds in connection with the acquisition so that fund shareholders would not have to bear those expenses. The Trustees also considered the fact that the terms of the new advisory agreements are substantially identical to the terms of the existing advisory agreements.

            Please refer to the proxy statement for a more detailed description of the factors considered by the Trustees.

Q:    Whom Do I Call If I Have Questions?

      A: We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-221-4795 between 9:00 a.m. and 5:00 p.m. Eastern Time, Monday through Friday.

Q:    Where Do I Mail My Proxy Card(s)?

      A:    You may use the enclosed postage-paid envelope.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

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Standish Controlled          Standish International      Standish Short-Term Asset
  Maturity Fund                Fixed Income Fund II        Reserve Fund

Standish Fixed Income Fund   Standish International      Standish Small Cap Growth
                               Small Cap Fund              Fund

Standish Global Fixed        Standish Massachusetts      Standish Small Cap Value
  Income Fund                  Intermediate Tax Exempt     Fund
                               Bond Fund

Standish High Grade Bond     Standish Opportunistic      Standish Small
  Fund                         Emerging Markets Debt       Capitalization Equity
                               Fund                        Fund

Standish Intermediate Tax    Standish Opportunistic      Standish Tax-Sensitive
  Exempt Bond Fund             High Yield Fund             Equity Fund

Standish International       Standish Select Value Fund  Standish Small Cap
  Equity Fund                                              Tax-Sensitive Equity
                                                           Fund

Standish International       Standish Select Value       Standish World High Yield
  Fixed Income Fund            Asset Fund                  Fund

                                (each, a "Fund")

                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-221-4795

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                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           To be held on July 30, 2001

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      A Special Meeting of Shareholders (the "Meeting") of each of the funds in the Standish, Ayer & Wood group of funds referred to above (collectively, the "Funds") will be held on Monday, July 30, 2001 at 2:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, to consider the following:

      1. A proposal to approve a new investment advisory agreement between each Fund (except for those Funds listed under Proposal 2 below) and Standish Mellon Asset Management Company LLC ("Standish-Mellon"), the successor to Standish, Ayer & Wood, Inc. ("Standish"). This new agreement will take effect only if the proposed acquisition of Standish, Ayer & Wood, Inc. ("Standish") by Mellon Financial Corporation ("Mellon") is consummated.

      2. For those Funds which invest all of their investible assets in a series of the Standish, Ayer & Wood Master Portfolio (each, a "Portfolio"), a proposal to authorize each Fund listed below to approve a new investment advisory agreement between the corresponding Portfolio and Standish-Mellon. This new agreement will take effect only if the proposed acquisition of Standish by Mellon is consummated.

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                    Fund                               Portfolio
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            Standish Select Value Fund                  Standish Select Value Portfolio
         Standish Select Value Asset Fund               Standish Select Value Portfolio
          Standish Small Cap Growth Fund              Standish Small Cap Growth Portfolio
            Standish Fixed Income Fund                  Standish Fixed Income Portfolio
          Standish World High Yield Fund              Standish World High Yield Portfolio
      Standish Short-Term Asset Reserve Fund      Standish Short-Term Asset Reserve Portfolio
        Standish Global Fixed Income Fund           Standish Global Fixed Income Portfolio
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      3. To consider any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES OF STANDISH, AYER & WOOD INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF NEW ADVISORY AGREEMENTS ARE REQUIRED BECAUSE OF THE PROPOSED ACQUISITION OF STANDISH.

APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN ANY FUND'S OR PORTFOLIO'S ADVISORY FEE RATE.

      Shareholders of record of each Fund at the close of business on June 1, 2001 will be entitled to vote at the Meeting and at any adjournment(s). The Proxy Statement and Proxy Card are being mailed to shareholders of record on or about June 14, 2001.

                                    By Order of the Board of Trustees,

                                    Richard S. Wood, President and Trustee
Boston, Massachusetts
June 14, 2001

       PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER
                    OR NOT YOU EXPECT TO ATTEND THE MEETING.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

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Standish Controlled          Standish International      Standish Short-Term Asset
  Maturity Fund                Fixed Income Fund II        Reserve Fund

Standish Fixed Income Fund   Standish International      Standish Small Cap Growth
                               Small Cap Fund              Fund

Standish Global Fixed        Standish Massachusetts      Standish Small Cap Value
  Income Fund                  Intermediate Tax Exempt     Fund
                               Bond Fund

Standish High Grade Bond     Standish Opportunistic      Standish Small
  Fund                         Emerging Markets Debt       Capitalization Equity
                               Fund                        Fund

Standish Intermediate Tax    Standish Opportunistic      Standish Tax-Sensitive
  Exempt Bond Fund             High Yield Fund             Equity Fund

Standish International       Standish Select Value Fund  Standish Small Cap
  Equity Fund                                              Tax-Sensitive Equity
                                                           Fund

Standish International       Standish Select Value       Standish World High Yield
  Fixed Income Fund            Asset Fund                  Fund

                                (each, a "Fund")

                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-221-4795

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                                 PROXY STATEMENT

      This Proxy Statement contains the information you should know before voting on the proposals summarized below.

                                  INTRODUCTION

      This Proxy Statement is being used by the Board of Trustees of Standish, Ayer & Wood Investment Trust (the "Trust") to solicit proxies to be voted at a Special Meeting of Shareholders of your Fund (the "Meeting"). Each Fund's Meeting is expected to be held at the same time at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m. (Eastern time) on Monday, July 30, 2001, and at any adjournment(s) of the Meeting to a later date, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

      This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about June 14, 2001. Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders may request a copy of these reports by writing to the Standish Funds, P.O. Box 1407, Boston, Massachusetts 02205-1407, by calling 1-800-221-4795 or by visiting our web site at www.standishonline.com. The annual report for each Fund for its most recently completed fiscal year was previously mailed to shareholders.

      The Meeting is being called to consider proposals in connection with the proposed acquisition (the "Transaction") of Standish, Ayer & Wood, Inc. ("Standish") by Mellon Financial Corporation ("Mellon") by means of the merger of Standish into a newly formed wholly owned subsidiary of Mellon. Upon the closing of the Transaction, this newly formed subsidiary will be named Standish Mellon Asset Management Company LLC ("Standish-Mellon"). Standish serves as the investment adviser to each Fund which invests directly in securities and to each series of Standish, Ayer & Wood Master Portfolio (each, a "Portfolio"). None of the Funds which invest all of their investible assets in a corresponding

Portfolio in what is called the "master-feeder structure" have an investment adviser. Instead, these Funds receive investment advisory services indirectly from Standish through investing their assets in the corresponding Portfolios for which Standish serves as the investment adviser. When it is necessary in this Proxy Statement to distinguish between those Funds which invest all of their assets in a corresponding Portfolio from those Funds which invest directly in securities, the Funds in the master-feeder structure are referred to as the "Feeder Funds" and the Funds which invest their assets directly in securities are referred to as the "Non-Feeder Funds".

      If Proposals 1 and 2, regarding the approval of the new advisory agreements (as defined below), are adopted and the Transaction is consummated, Standish-Mellon will serve as the investment adviser to each Non-Feeder Fund and each Portfolio. There are a number of conditions that must be satisfied (or waived) in order for the Transaction to close, including the approval of new advisory agreements or the consent (or deemed consent) to the "assignment" of existing advisory agreements by Standish's clients (including the Funds) the fees from which represent a substantial percentage of Standish's revenues. Please see "Terms of the Reorganization Agreement" below.

      Each Fund's and each Portfolio's new advisory agreement is substantially identical to its current advisory agreement, except for the dates of execution, effectiveness and termination and for certain other immaterial changes. Your approval of the new advisory agreements will not result in any increase in any of the Funds' or the Portfolio's advisory fee rates.

      The following table summarizes each proposal to be voted on at the Meeting and the Funds whose shareholders are being solicited with respect to each proposal:

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                         SUMMARY OF VOTING ON PROPOSALS

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      Proposal                                          Affected Funds
      --------                                          --------------
      1. Approve a new advisory  agreement with each
         Non-Feeder Fund.                               All Non-Feeder Funds

      2. Authorize each Feeder Fund to approve a
         new advisory agreement with the
         corresponding Portfolio.                       All Feeder Funds

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Who is eligible to vote

      Shareholders of record of a Fund as of the close of business on June 1, 2001 (the "record date") are entitled to vote on all of that Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies will be voted according to the shareholder's instructions unless revoked before or at the Meeting. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve Proposal 1 or 2, as applicable. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

How does voting work in the master-feeder structure

      The Feeder Funds invest all of their investible assets in corresponding Portfolios, which are series of the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"). Each Feeder Fund has agreed with its corresponding Portfolio that the Feeder Fund will call a meeting of its shareholders to consider the same proposals that are being considered at a meeting of the interest holders of the Portfolio. Each Feeder Fund has further agreed to vote its interest at the meeting of interest holders of the Portfolio in the same proportion as the Feeder Fund's shareholders vote at their Meeting. Accordingly, when a Feeder Fund shareholder votes on a proposal, the shareholder is in effect instructing the Feeder Fund how to vote its interest as an interest holder of the Portfolio. Because each Portfolio's corresponding Feeder Fund(s) own nearly 100% of the interests of the Portfolio, the vote of the Feeder Fund(s) on Proposal 2 will determine whether the same proposal is approved by the interest holders of the Portfolio. The Portfolios intend to either hold joint meetings of interest holders immediately following the Meeting at which a proposal to approve a new investment advisory agreement between each Portfolio and Standish-Mellon will be considered or solicit the written consent of all of the Portfolios' interest holders approving the proposal.

Information concerning Standish, the Trust and the Portfolio Trust

      Standish was established in 1933 and manages approximately $43 billion in assets for institutional and individual investors in the U.S. and abroad as of May 31, 2001. Standish is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") and serves as the adviser to each Non-Feeder Fund and to each Portfolio. Standish is headquartered in Boston, Massachusetts, and employs 126 investment professionals and 171 staff. Standish is the direct parent of three subsidiaries, Standish International Management Company, LLC ("SIMCO"), Standish Fund Distributors, L.P. ("SFD") and Standish Investments, Inc. ("SII"). SIMCO serves as the investment adviser to certain foreign clients and certain U.S. clients which invest in securities of foreign issuers. SFD serves as the principal distributor of the shares of each Fund. SII serves as the general partner of private investment funds advised by Standish.

      Standish is a wholly owned subsidiary of SAW Trust, a Massachusetts business trust. SAW Trust is owned by 37 shareholders, all of whom are employees, officers and directors of Standish. The principal executive offices of SAW Trust, Standish, SFD, SII and each Fund are at One Financial Center, Boston, Massachusetts 02111. The principal executive offices of each Portfolio are at P.O. Box 501, George Town, Grand Cayman, Cayman Island, B.W.I.

      The Trust began offering shares to the public in 1986 and is currently comprised of twenty-six separate funds, each with its own investment objectives and policies. Five of the funds, the Standish Fixed Income Asset Fund, Standish Global Fixed Income Asset Fund, Standish World High Yield Asset Fund, Standish Crossover Bond Fund and Standish High Yield Bond Fund, do not own any assets and are not currently operating. The Portfolio Trust was established in 1996 and is currently comprised of seven separate portfolios, each with its own investment objectives and policies. Standish, or its wholly owned subsidiary SIMCO, has served as each Feeder Fund's and each Portfolio's adviser since their inception. Standish replaced SIMCO as the investment adviser to those Funds previously advised by SIMCO on October 31, 2000. The substitution of Standish for SIMCO did not result in any change in the investment personnel or portfolio managers assigned to a particular Fund or Portfolio.

The Transaction

      SAW Trust and its shareholders have entered into a reorganization agreement with Mellon Financial Corporation ("Mellon"), dated April 25, 2001 (the "Reorganization Agreement"), pursuant to which Standish would merge into a newly formed, wholly owned subsidiary of Mellon. Upon the closing of the Transaction, this wholly owned subsidiary of Mellon will be named Standish Mellon Asset Management Company LLC. This newly created subsidiary will be registered with the SEC as an investment adviser under the Advisers Act and will remain located at One Financial Center, Boston, Massachusetts. All three subsidiaries of Standish - SIMCO, SFD and SII - will become direct wholly owned subsidiaries of Standish-Mellon following the Transaction.

Information Concerning Mellon

      Mellon is a global financial services company and one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon has $2.8 trillion in assets under management, administration or custody, including $520 billion under management as of May 31, 2001. Mellon is the parent company of several U.S. registered investment advisers which manage mutual funds, private investment funds and separate accounts and a United Kingdom based investment adviser which manages several offshore funds, U.K. unit investment trusts and private client assets. Mellon currently employs over 2,600 people in New England and several of the U.S. registered investment advisers owned by Mellon are headquartered in Boston.

      Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. The principal executive offices of Mellon are at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

Terms of the Reorganization Agreement

      At the closing of the Transaction, Mellon will acquire Standish from SAW Trust in exchange for cash consideration. The acquisition will occur by merging Standish into a wholly owned subsidiary of Mellon. The wholly owned subsidiary of Mellon will be the surviving entity and will be named Standish Mellon Asset Management Company LLC upon consummation of the Transaction. In consideration for selling Standish, SAW Trust will receive a portion of the merger consideration at the closing with the remainder to be paid contingent upon a combination of the amount of revenue generated by certain clients of Standish-Mellon measured on the third anniversary of the closing and the investment performance of selected Standish-Mellon investment products measured on the third, fourth and fifth anniversaries of the closing date. Messrs. Edward
H. Ladd and Richard S. Wood, Trustees and officers of the Funds and Portfolios and directors and executive officers of Standish, will receive a portion of the merger consideration as shareholders of SAW Trust.

      In order to encourage certain members of Standish's senior leadership team and other key employees to remain with Standish-Mellon (and thus have their services continue to be available to the Funds and the other advisory clients of Standish-Mellon) following the Transaction, certain key employees of Standish, including Mr. Wood who is the president and a Trustee of each Fund and Portfolio, have entered into employment agreements with Standish in connection with, and effective upon the closing of, the Transaction. The employment agreements generally run for a period of between 2.5 and 5 years following the closing of the Transaction. Generally, all the shareholders and trustees of SAW Trust, including Messrs. Ladd and Wood, have entered into non-competition and non-solicitation agreements with Standish in connection with, and effective upon, the closing of, the Transaction. The non-competition agreements limit an employee's ability to compete against Standish-Mellon after leaving

      Standish-Mellon during between 2.5 and 5 years after the closing of the Transaction. The non-solicitation agreements prohibit employees for a period of two years after leaving Standish-Mellon from soliciting or hiring employees of Standish-Mellon and from soliciting the business of clients and prospective clients of Standish-Mellon. In connection with the Transaction, Standish has implemented an employee retention plan under which awards will be made to Standish employees to further promote stability of Standish's workforce. Recipients of these retention awards will receive cash payments generally beginning on the third anniversary of the closing of the Transaction based on their continued tenure with Standish-Mellon after the closing.

      The Transaction is expected to close during the third quarter of 2001, provided that a number of conditions set forth in the Reorganization Agreement are satisfied or waived. These conditions include obtaining the approval of new advisory agreements or the consent (or deemed consent) to the "assignment" of existing advisory agreements by Standish's and SIMCO's advisory clients (including the Funds) the fees from which represent a substantial portion of Standish's and SIMCO's revenues, having certain employees enter into employment agreements, non-competition agreements and non-solicitation agreements with Standish-Mellon, and obtaining certain foreign and domestic regulatory and contractual approvals, consents, licenses and permits.

      After the closing of the Transaction, Standish-Mellon will operate as a wholly owned subsidiary of Mellon. The Reorganization Agreement contains certain provisions relating to the management and governance of Standish-Mellon following the Transaction. Specifically, it provides that the day-to-day management and operating control of the company will remain within Standish-Mellon and will not be centralized with Mellon as long as certain agreed upon business goals are being met. In addition, the Reorganization Agreement provides that the key investment personnel of Standish will continue to lead Standish-Mellon's investment management teams following the Transaction as long as certain performance goals are being satisfied by Standish-Mellon. The principal executive offices of Standish-Mellon will remain at One Financial Center, Boston, Massachusetts 02111.

Anticipated Benefits of the Transaction

      It is anticipated that the Transaction and Standish's affiliation with Mellon will benefit Standish-Mellon and the Funds in a number of ways, including the following:

o Standish-Mellon's expertise may be enhanced by the experience and expertise of Mellon's investment management professionals. While no change in the management of the Funds is currently planned, Standish-Mellon will be able to draw upon the expertise of Mellon's team of professionals to strengthen Standish-Mellon's portfolio management capabilities.

o While it is currently intended that Standish will remain a no-load fund family, Standish-Mellon will seek to enhance the marketing and distribution of the Funds through Mellon's extensive network of banks, brokers and financial professionals.

o The combination will provide additional opportunities for Standish-Mellon's personnel and provide the security of being part of a large, financially strong company. This development should enhance Standish-Mellon's ability to attract and retain highly qualified staff members.

o Mellon has made the growth of its asset management operations a key component of its business plans. This commitment should increase the likelihood that Standish-Mellon will continue to expand its business, attract more assets to the Funds and maintain the high level of services it provides to the Funds.

      Mellon and Standish believe that the quality of services now provided by Standish to the Funds will continue after the Transaction is consummated, and that Mellon's ownership and its commitment to the investment management business may enhance the quality of those services. Shareholders should expect at least the same quality of services to which they have become accustomed.

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                                PROPOSALS 1 AND 2
                       APPROVAL OF NEW ADVISORY AGREEMENTS
      (each Non-Feeder Fund (Proposal 1) and each Feeder Fund (Proposal 2))

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Summary

      Standish or SIMCO has served as each Fund's or Portfolio's investment adviser since each Fund's inception and Standish currently serves as the investment adviser to each Fund or Portfolio previously advised by SIMCO.

      In Proposal 1, Shareholders of each Non-Feeder Fund are being asked to approve a proposed new advisory agreement with Standish-Mellon. In Proposal 2, Shareholders of each Feeder Fund are being asked to authorize their Fund to approve a proposed advisory agreement between the corresponding Portfolio and Standish-Mellon. The consummation of the Transaction will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of each Non-Feeder Fund's and each Portfolio's current advisory agreement with Standish (each, an "existing advisory agreement"). As required by the Investment Company Act, each existing advisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing advisory agreements will terminate upon the consummation of the Transaction and new advisory agreements are necessary to Standish-Mellon to manage the Non-Feeder Funds and the Portfolios.

Factors Considered by the Trustees and their Recommendation

      At a special meeting of the Boards of Trustees of the Trust and the Portfolio Trust held in-person on May 23, 2001, the Trustees, including all the Trustees who are not "interested persons" of the Funds, the Portfolios, Standish, Standish-Mellon or Mellon (the "Independent Trustees"), unanimously voted to approve a proposal to adopt the new investment advisory agreements for each Non-Feeder Fund and each Portfolio. The Trustees also unanimously voted to recommend that the shareholders of each Non-Feeder Fund approve a proposal to adopt the new investment advisory agreements with Standish-Mellon and that the shareholders of each Feeder Fund approve a proposal to adopt the new investment advisory agreements between the corresponding Portfolio and Standish-Mellon, effective upon the consummation of the Transaction. For the reasons summarized below, the Trustees concluded that approval of new investment advisory agreements resulting from the Transaction was in the best interest of shareholders. Each new advisory agreement is substantially identical to the Non-Feeder Fund's or Portfolio's existing advisory agreement, except for the dates of execution, effectiveness and termination and for certain immaterial changes.

      In evaluating the new advisory agreements at the meeting held in person on May 23, 2001, the Trustees reviewed materials furnished by Standish and Mellon, including information regarding Mellon, its affiliates and its personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. Representatives of Standish discussed with the Trustees the anticipated effects of the Transaction and, together with representatives of

Mellon, indicated their belief that as a consequence of the Transaction, the operations of the Funds and the capabilities of Standish-Mellon to provide advisory and other services to the Funds would not be adversely affected and should be enhanced by the resources of Mellon, although there could be no assurance as to any particular benefits that may result. The Independent Trustees also met separately to consider the proposals and were advised by independent legal counsel in the process.

      The Trustees also specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Standish and Mellon, as well as the qualifications of their personnel and their respective financial conditions; (2) information regarding prior acquisitions of other advisory businesses by Mellon, including an analysis of the effect of the acquisitions on each adviser's business, autonomy, performance, retention of key investment personnel and, in acquisitions where the adviser advised mutual funds, on mutual fund fees and expense ratios; (3) the possibility of benefits that may be realized by the Funds as a result of Standish-Mellon's affiliation with Mellon, including resources of Mellon that would be available to Standish-Mellon; (4) assurances from Mellon that Mellon does not intend to make any material changes to Standish-Mellon's financial, human and other resources that would impact adversely Standish-Mellon's ability to provide the same quality of investment management and other services that Standish has provided in the past; (5) the terms of the Transaction that ensure continuity of management of the Funds; (6) the terms of the new advisory agreements, which are substantially identical to those of the existing advisory agreements, except for different execution dates, effective dates, and termination dates and certain immaterial changes; (7) the commitment of SAW Trust to pay the expenses of the Funds in connection with obtaining shareholder approval with respect to the Transaction so that shareholders of the Funds would not have to bear such expenses; and (8) other factors deemed relevant by the Trustees.

      If the shareholders of a Non-Feeder Fund or a Portfolio do not approve the new advisory agreement with respect to their Fund or Portfolio and the Transaction is consummated, the Trustees of the Trust or Portfolio Trust would consider what further action to take consistent with their fiduciary duties to the Fund or Portfolio. Such actions may include obtaining for the Non-Feeder Fund or the Portfolio interim investment advisory services at cost or at the current fee rate either from Standish-Mellon or from another advisory organization. Thereafter, the Trustees would either negotiate a new advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Standish would continue to serve as investment adviser to the Non-Feeder Funds and the Portfolios pursuant to the terms of the existing advisory agreements.

Terms of  the Existing and New Advisory Agreements

      The terms of each Non-Feeder Fund's and Portfolio's new advisory agreement are substantially identical to the terms of that Fund's or Portfolio's existing advisory agreement, except for the dates of execution, effectiveness and termination and for certain immaterial changes discussed under the caption "Other Provisions under the Existing and New Advisory Agreements". The stated rates of the advisory fees payable by the Non-Feeder Funds and the Portfolios are identical under the new advisory agreements and the existing advisory agreements.

      The existing advisory agreements are substantially similar to each other except for the annual percentage rate used to calculate fees and effective dates and renewal; therefore they are discussed below collectively as the "existing advisory agreements." The following summary of the new advisory agreements is qualified by reference to the representative form of the new advisory agreement attached to this Proxy Statement as Exhibit A to this Proxy Statement. Because the new advisory agreements are substantially similar to each other, only one representative new advisory agreement for these Non-Feeder Funds and Portfolios is included as Exhibit A. The date that the existing advisory agreements were most recently submitted to shareholders for approval and the purpose for such submission is set forth in

Exhibit C to this Proxy Statement. Information about Standish-Mellon, its principal executive officers and directors, its other investment company clients and its brokerage placement policies is included in Exhibits D and E to this Proxy Statement.

      Investment Advisory Services. The investment advisory services to be provided by Standish-Mellon to each Non-Feeder Fund and Portfolio under the new advisory agreements are substantially identical to those provided by Standish under each Non-Feeder Fund's and Portfolio's existing advisory agreements. Pursuant to the terms of each new advisory agreement, Standish-Mellon will provide each Non-Feeder Fund and Portfolio with investment research, advice and supervision, and will continuously furnish an investment program for each Non-Feeder Fund and Portfolio consistent with the investment objectives and policies of the Fund or Portfolio. Specifically, Standish-Mellon is required to determine what investments shall be purchased, held, sold or exchanged by the Non-Feeder Fund or the Portfolio and what portion, if any, of the Non-Feeder Fund's or Portfolio's assets will be held uninvested and to make changes in the investments.

      Payment of Expenses and Transaction Charges. The new advisory agreements and the existing advisory agreements for each Feeder Fund and each Portfolio will contain identical provisions relating to the expenses to be borne by each Feeder Fund or Portfolio. Under the terms of both the existing and proposed contract, the Non-Feeder Fund or the Portfolio, as applicable, bears the expenses of its operations, including among other things, legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to shareholders or interest holders, preparation and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements of the Non-Feeder Fund's or Portfolio's custodian, and interest and other like expenses properly payable by the Non-Feeder Fund or the Portfolio. The Portfolios in turn allocate their expenses to their interest holders, including the Feeder Funds. However, the costs of the Funds associated with the Transaction, including the costs associated with calling and holding the Meeting and the solicitation of proxies to be voted at the Meeting are being borne by SAW Trust and not by the Funds.

      Investment Advisory Fees. For its services, Standish-Mellon is entitled to an investment advisory fee from each Fund. The method and rate for calculating each Non-Feeder Fund's and Portfolio's investment advisory fee will be the same under each Non-Feeder Fund's and Portfolio's new advisory agreement as under its existing advisory agreement. If each new advisory agreement had been in effect for each Non-Feeder Fund's and Portfolio's most recently completed fiscal year, the amount of investment advisory fees payable to Standish-Mellon by each Non-Feeder Fund and Portfolio would have been identical to those payable under each existing investment advisory agreement to Standish-Mellon. There will be no increase in the investment advisory fee rates in connection with the Transaction.

      Each Non-Feeder Fund and Portfolio would pay Standish-Mellon a fee computed at a fixed annual percentage rate based upon the Fund's average daily net assets. The rates for calculating each Non-Feeder Fund's or Portfolio's investment advisory fee, which are the same under the existing and the new advisory agreements, are set forth in Exhibit B to this Proxy Statement. The fee would be computed daily and paid monthly.

      The aggregate amount of investment advisory fees incurred by each Non-Feeder Fund and each Portfolio for its most recently completed fiscal year, and the amount of any advisory fees waived pursuant to any voluntary expense limitation then in effect, are set forth in Exhibit C to this Proxy Statement. Following the Transaction, Standish-Mellon does not intend to reduce or eliminate any of the voluntary expense limitations currently in place for several of the Funds through the end of the Fund's next fiscal year. However, Standish intends to modify the Standish High Grade Bond Fund's expense limitation prior to the Transaction, as discussed below under the heading Fee Waivers and Expense Limitations.

Other Provisions Under the Existing and New Advisory Agreements

      Standard of Care. Under each new advisory agreement, Standish-Mellon shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the agreement or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment unless resulting from Standish-Mellon's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The existing advisory agreements include the same provisions.

      Portfolio Transactions. Each new advisory agreement expressly permits Standish-Mellon to engage in transactions of portfolio securities. For a more detailed description of Standish-Mellon's portfolio transaction policy, which is identical to Standish's current policy, see Exhibit D.

      Fee Waivers and Expense Limitations. Standish-Mellon may from time to time agree not to impose all or a portion of its fee and or limit the total operating expenses for certain Funds. Any such fee waiver or expense limitation is voluntary and may be discontinued or modified by Standish-Mellon at any time. Mellon has represented to the Trustees that, following the Transaction, Standish-Mellon will not modify or terminate any of the fee waivers or expense limitations currently in effect through the Funds' next fiscal years ending either September 30, 2002 or December 31, 2002. However, Standish intends to modify the expense limitation for the Standish High Grade Bond Fund so that the Fund's total expenses will be limited to 0.40% of average daily net assets instead of 0.00% of average daily net assets effective June 30, 2001. This new expense limitation will remain in effect through the Fund's next fiscal year ending December 31, 2001.

      The existing advisory agreement for Standish Tax-Sensitive Equity Fund contains a provision which limits such Fund's operating expenses to the highest limit set by state securities law. The proposed advisory agreement for this Fund would be revised to eliminate this provision because state securities law expense limitations no longer apply to mutual funds. Further, the existing advisory agreements for each of Standish Global Fixed Income Portfolio, Standish Small Cap Growth Portfolio and Standish Small Capitalization Equity Fund limit the Fund's or Portfolio's total expenses to 0.65%, 1.50% and 1.50% of average daily net assets. The proposed advisory agreements for these Portfolios and Fund would be revised to clarify that the expense limit applies only to "fundwide expenses" (as defined in Rule 18f-3 under the 1940 Act) and not to any expenses determined by the Boards of Trustees to be class-specific.

Miscellaneous

      If approved by shareholders, each Non-Feeder Fund's and each Portfolio's new advisory agreement will become effective upon the consummation of the Transaction and will continue until October 31, 2002. Thereafter, each new advisory agreement will continue from year to year subject to annual approval by the Board of Trustees of the Trust or the Portfolio Trust, as applicable, in the same manner as the existing investment advisory agreement. Each Non-Feeder Fund's and Portfolio's new advisory agreement will terminate automatically if assigned (as defined in the Investment Company Act) and may be terminated without penalty by a Non-Feeder Fund or Portfolio, by vote of the applicable Board of Trustees or by a vote of a majority of the outstanding voting securities of the Non-Feeder Fund or Portfolio, each upon 60 days' written notice.

Information Concerning Standish-Mellon

      Standish, or its wholly owned subsidiary SIMCO, has served as the investment adviser to each Non-Feeder Fund or Portfolio since their respective inceptions. Standish has been registered under the Investment Advisers Act of 1940 since 1940. Standish is a wholly owned subsidiary of SAW Trust, a Massachusetts business trust. Standish and SAW Trust are located at One Financial Center, Boston, Massachusetts 02111. All of Standish's employees are located in Boston, Massachusetts. Standish manages $43 billion in assets as of May 31, 2001, with approximately $4 billion of those assets in the Funds. The balance of the assets consist of separate accounts and private investment funds.

      Standish-Mellon has been formed to carry on the business of Standish as a wholly owned subsidiary of Mellon. It is anticipated that the day-to-day management and operating control of Standish-Mellon will remain within Standish-Mellon through a newly created Office of the Chairman. The Office of the Chairman will be established upon the consummation of the Transaction and will be comprised of Edward H. Ladd as Chairman and as many as four Vice Chairmen. Initially, the Vice Chairmen will be Richard S. Wood and Thomas P. Sorbo of Standish and Scott Powers of Mellon. Another representative of Mellon may be appointed as an additional Vice Chairman at a later date. Mr. Ladd is a Trustee and vice president of the Trust and the Portfolio Trust and is a managing director and the Chairman of the Board of Directors of Standish. Mr. Wood is the President and a Trustee of the Trust and the Portfolio Trust and is the President and a director of Standish. Mr. Sorbo is the Chief Operating Officer and a director of Standish. Mr. Powers is currently the Executive Vice President of Sales, Marketing and Product Development of Mellon Institutional Asset Management, the umbrella organization for Mellon's institutional investment subsidiaries.

      It is also anticipated that the investment personnel of Standish will continue to lead Standish-Mellon's investment management process following the Transaction. To ensure that certain key employees of Standish continue their employment with Standish-Mellon, Mellon has made it a condition to closing the Transaction that those employees enter into employment contracts with Standish-Mellon which will take effect at the closing. Standish-Mellon will also conduct its operations at Standish's current location at One Financial Center, Boston, Massachusetts 02111.

      Standish-Mellon will register with the SEC as an investment adviser under the Advisers Act. Pursuant to rules under the Advisers Act which allow a successor investment adviser to rely on the registration statement of the predecessor investment adviser for a period of time following the acquisition of the predecessor by the successor if certain conditions are met, Standish-Mellon intends to rely on Standish's registration as an investment adviser following consummation of the Transaction until Standish-Mellon's registration as an investment adviser is granted by the SEC.

Additional Information Pertaining to Standish-Mellon

      For additional information concerning the management, ownership structure, affiliations, portfolio transaction policies and certain other matters pertaining to Standish-Mellon as will be in effect upon the consummation of the Transaction, see Exhibit D.

Section 15(f) of the Investment Company Act

      Section 15(f) of the Investment Company Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, for a period of three years after the Transaction, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the Investment Company Act) of the new or former investment adviser. Second, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

      The Boards of Trustees of the Trust and the Portfolio Trust have not been advised by Standish of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds. Moreover, Mellon has agreed in the Reorganization Agreement that (i) for a period of at least three years after the consummation of the Transaction, Mellon and its affiliates will use all commercially reasonable efforts to assure that at least 75% of each of the Trust's and the Portfolio Trust's Board of Trustees are not "interested persons" (as defined in the Investment Company Act) of Mellon or Standish, (ii) for two years after the consummation of the Transaction, Mellon and its affiliates will refrain from imposing, or seeking to impose, an unfair burden on any Fund and (iii) use all commercially reasonable efforts to ensure that all vacancies on the Boards of Trustees due to the resignation or removal of a trustee or the expiration of his or her term, who is not an "interested person", shall be filled by a person who is not an "interested person" and who has been selected and proposed for election by a majority of the Trustees who are not "interested persons." In order to satisfy the requirement that 75% of the Trust's and the Portfolio Trust's Boards of Trustees are not "interest persons", it is anticipated that Mr. Ladd will resign from the Boards. Following such resignation, 80% of each Board will be comprised of trustees who are not "interested persons".

Required Vote

      As provided under the Investment Company Act, approval of each new investment advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in these Proposals 1 and 2, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

      However, in addition to the legal requirement under the Investment Company Act, the consummation of the Transaction is conditioned on, among other things, the approval of new advisory agreements by clients of Standish and SIMCO, including the Funds, the fees from which represent a substantial portion of Standish's and SIMCO's revenues.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH STANDISH-MELLON.

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                       INFORMATION CONCERNING THE MEETING

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Outstanding Shares and Quorum

      See Exhibit F to this Proxy Statement for the number of shares of beneficial interest of each Fund that are outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the Meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business by that Fund.

Ownership of Shares of the Funds

           Each person that, to the knowledge of the Funds, owned of record or beneficially 5% or more of the outstanding shares of any Fund as of June 1, 2001 is listed in Exhibit G to this Proxy Statement. No trustee or executive officer of the Trust or the Portfolio Trust, individually or as a group, owns 1% or more of the outstanding shares of any Fund as of June 1, 2001, except for those Funds and in the amounts listed in Exhibit H to this Proxy Statement.

Shareholder Proposals

      The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Funds' principal executive offices, One Financial Center, Boston, Massachusetts 02111, a reasonable time prior to the Trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

      Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy to someone has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1 described above with respect to the Non-Feeder Funds and in favor of Proposal 2 described above with respect to the Feeder Funds and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof.

      With respect to each Fund, a majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to either Proposal (unless otherwise noted in this Proxy Statement). In the event that, at the time any session of the Meeting for a Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting with respect to that Fund to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable Fund present in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

      Shares of each Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against Proposals 1 and
2. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of a Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

      The Meeting is scheduled as a joint meeting of the Funds' shareholders because the shareholders of each Fund are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint Proxy Statement is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting of such Fund to a time immediately after the Meeting so that such Fund's Meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each proposal relating to their Fund and, except as otherwise noted in this Proxy Statement, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal approved by the shareholders of another Fund.

Other Business

      While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of a Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of Solicitation and Expenses

      The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of a Special Meeting of Shareholders and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by SAW Trust. In addition to soliciting proxies by mail, Standish may have one or more of Standish's or the Funds' officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Standish-Mellon has retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. The estimated cost for MIS's proxy solicitation services is approximately $13,000. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of Standish or MIS in an effort to urge them to vote.

      Persons holding shares as nominees will be reimbursed by SAW Trust, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

June 14, 2001

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                                    EXHIBIT A

                       Form of Proposed Advisory Agreement

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Standish Controlled         Standish International         Standish Short-Term Asset
  Maturity Fund               Fixed Income Fund II           Reserve Portfolio

Standish Fixed Income       Standish International         Standish Small Cap Growth
  Portfolio                   Small Cap Fund                 Portfolio

Standish Global Fixed       Standish Massachusetts         Standish Small Cap Value Fund
  Income Portfolio            Intermediate Tax Exempt
                              Bond Fund

Standish High Grade Bond    Standish Opportunistic         Standish Small Capitalization
  Fund                        Emerging Markets Debt Fund     Equity Fund

Standish Intermediate Tax   Standish Opportunistic         Standish Tax-Sensitive Equity Fund
  Exempt Bond Fund            High Yield Fund

Standish International      Standish Select Value          Standish Small Cap Tax-Sensitive
 Equity Fund                  Portfolio                      Equity Fund

Standish International                                     Standish World High Yield
  Fixed Income Fund                                          Portfolio

                      FORM OF INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made as of this __ day of ________, 2001, between [Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts][Standish, Ayer & Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York] (the "Trust"), and Standish Mellon Asset Management Company LLC, a Delaware limited liability company (the "Adviser").

                                   WITNESSETH:

      WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the assets held by the Trustees of the Trust may be divided into separate fund/portfolios, each with its own separate investment portfolio, investment objectives, policies and purposes; and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to [Name of Fund/Portfolio] (the "Fund"/"Portfolio"), a separate fund of the Trust, and the Adviser is willing to furnish such services;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

      1. Appointment of the Adviser.

      The Trust hereby appoints the Adviser to act as investment adviser of the Fund/Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Fund/Portfolio in any way nor shall otherwise be deemed an agent of the Fund/Portfolio.

      2. Duties of the Adviser.

      (a) The Adviser, at its expense, will furnish continuously an investment program for the Fund/Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Trust, what investments shall be purchased, held, sold or exchanged by the Fund/Portfolio and what portion, if any, of the assets of the Fund/Portfolio will be held uninvested, and shall, on behalf of the Trust, make changes in the investments of the Fund/Portfolio. Subject always to the supervision of the Trustees of the Trust and to the provisions of the Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Fund/Portfolio and matters incidental thereto. [Only for Agreements with the Portfolios: Notwithstanding the foregoing, the Adviser shall not be required to perform any such non-investment advisory services that may, in the opinion of counsel to the Trust, cause the Portfolio to be engaged in a "trade or business within the United States," as such term is defined in
Section 864 of the Internal Revenue Code of 1986, or any successor statute.] The Adviser, and any affiliates thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

      (b) [Only for Agreements with the Funds: The Adviser shall provide, without cost to the Trust, all necessary office space and the services of executive personnel for administering the affairs of the Fund.]

      (c) The Fund/Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of shareholder notices and reports, typesetting and printing of [Only for Agreements with the Funds: prospectuses and statements of additional information] [Only for Agreement with the Portfolios: registration and financial statements] for regulatory purposes and for distribution to shareholders, bookkeeping and share/interest pricing expenses, fees and disbursements of the Trust's custodian, [Only for Agreements with the
Portfolios: administrator,] transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Trust.

      3. Compensation of the Adviser.

      (a) As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Trust agrees to pay to the Adviser a fee at the annual rate of [___]% [same as existing fee rate or fee rate schedule] of the Fund's/Portfolio's average daily net asset value. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fees, the Fund's/Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Fund's/Portfolio's current prospectus and statement of additional information.

      (b) The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

      (c) [Only for Agreements with the Standish Global Fixed Income Portfolio, Standish Small Cap Growth Portfolio and Standish Small Capitalization Equity
Fund: The Adviser agrees that if total "fundwide expenses" (as defined in Rule 18f-3 under the 1940 Act) (excluding brokerage, taxes and extraordinary expenses) of the Fund/Portfolio for any fiscal year of the Fund/Portfolio exceed 0.65% for the Standish Global Fixed Income Portfolio or 1.50% for the Standish Small Cap Growth Portfolio and Standish Small Capitalization Equity Fund of the Fund's/Portfolio's average daily net assets, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during such fiscal year.]

      4. Limitation of Liability of the Adviser.

      The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund/Portfolio in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Fund/Portfolio by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

      5. Term and Termination.

      (a) This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect until October 31, 2002 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually: (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund/Portfolio, and, in either event, (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund/Portfolio or by the Adviser, on sixty days' written notice to the other party.

      (c) This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

      6. Limitation of Liability.

      The term ["Standish, Ayer & Wood Investment Trust"] ["Standish, Ayer & Wood Master Portfolio"] means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust dated [For the
Funds: August 13, 1986] [For the Portfolios: January 18, 1996], as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders/interestholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the trust property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and the shareholders/interestholders of the Fund/Portfolio and this Agreement has been signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders/interestholders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in the Agreement and Declaration of Trust.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                              [                                  ]
                               ----------------------------------
Attest:

                              By:
------------------------           -------------------------------------

                              Its:
                                   -------------------------------------

                              STANDISH MELLON ASSET MANAGEMENT
                              COMPANY LLC
Attest:

                              By:
------------------------           -------------------------------------

                              Its:
                                   -------------------------------------

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                                    Exhibit B

                          Investment Advisory Fee Rates

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                                                                                   Fee as a Percentage of the Fund's
                       Fund                                       Assets*              Average Daily Net Assets
                       ----                                       -------              ------------------------
Standish Controlled Maturity Fund                               $44,590,952                      0.30%

                                                               2,163,232,207            0.40% first $250,000,000
                                                                                        0.35% next $250,000,000
Standish Fixed Income Fund**                                                            0.30% over 500,000,000

Standish Global Fixed Income Fund**                             373,999,845                      0.40%

Standish High Grade Bond Fund                                    60,010,986                      0.40%

Standish Intermediate Tax Exempt Bond Fund                       86,010,625                      0.40%

Standish International Equity Fund                               45,186,499                      0.80%

Standish International Fixed Income Fund                        471,338,123                      0.40%

Standish International Fixed Income Fund II                      42,957,138                      0.40%

Standish International Small Cap Fund                            25,702,729                      1.00%

Standish Massachusetts Intermediate Tax Exempt Bond Fund         64,292,454                      0.40%

Standish Opportunistic Emerging Markets Debt Fund                14,230,417                      0.50%

Standish Opportunistic High Yield Fund                          199,295,936                      0.40%

Standish Select Value Fund**                                     86,749,546                      0.50%

Standish Select Value Asset Fund**                               56,251,758                      0.50%

Standish Short-Term Asset Reserve Fund**                        163,522,352                      0.25%

Standish Small Cap Growth Fund**                                 50,411,022                      0.80%

Standish Small Cap Value Fund                                    30,023,897                      0.80%

Standish Small Capitalization Equity Fund                        19,978,791                      0.60%

Standish Tax-Sensitive Equity Fund                               30,329,256                      0.50%

Standish Small Cap Tax-Sensitive Equity Fund                    101,525,867                      0.80%

Standish World High Yield Fund**                                 46,534,220                      0.50%

---------------------------------

* As of May 31, 2001.

** These Funds are feeder funds in the master-feeder structure and do not pay advisory fees directly. Instead, these Funds bear pro rata the costs of the advisory fee paid by their corresponding master funds, the rate of which is set forth in this Exhibit.

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                                    EXHIBIT C

                 Dollar Amount of Investment Advisory Fees Paid
--------------------------------------------------------------------------------

                                                   For the Fiscal Year Ended September 31, 2000
                                              -----------------------------------------------------
                                                                                                                     Date of Most
                                                                                                                        Recent
                                                                                                                     Shareholder
                                                                                                                     Approval of
                                                                   Advisory Fees                                       Existing
                                                                      Waived                          Date of         Investment
                                                Gross Advisory     and/or Expense     Net Advisory    Existing         Advisory
                                                 Fees Paid to     Reimbursement by    Fees Paid to    Advisory      Agreement and
              Fund                                 Standish           Standish          Standish      Agreement         Purpose
------------------------------------------    -----------------  ------------------  --------------  -----------  ------------------
Standish Select Value Fund*                        $522,257           $19,897           $502,360       5/3/96      5/3/96 - Initial
                                                                                                                       Approval
Standish Select Value Asset Fund*                   306,723           44,051            262,672        5/3/96          12/4/96 -
                                                                                                                   Initial Approval
Standish Small Capitalization Equity Fund         1,117,757           57,844           1,059,913       8/30/90         8/30/90 -
                                                                                                                   Initial Approval
                                                  1,008,451            3,227           1,005,224       1/14/00          1/14/00
                                                                                                                     - Advisory Fee
Standish Small Cap Growth Fund*                                                                                       Rate Change
Standish Small Cap Value Fund                        15,541           67,941            (52,490)       2/1/00       2/1/00 - Inital
                                                                                                                       Approval
Standish Small Cap Tax-Sensitive Equity           1,898,441              0             1,898,441       1/2/96          1/14/00 -
Fund                                                                                                                 Advisory Fee
                                                                                                                      Rate Change
Standish Tax-Sensitive Equity Fund                  142,657           116,253            26,404        1/2/96      1/2/96 - Initial
                                                                                                                       Approval
Standish International Equity Fund(1)               330,416           149,939           180,477       10/26/88        10/26/88 -
                                                                                                                   Initial Approval
Standish International Small Cap Fund(1)            103,453           108,274           (4,821)        2/1/00      2/1/00 - Initial
                                                                                                                       Approval
Standish Intermediate Tax Exempt Bond               317,593              0              317,593        11/1/92         11/2/92 -
Fund                                                                                                               Initial Approval
Standish Massachusetts Intermediate Tax             246,382              0              246,382        11/1/92         11/2/92 -
Exempt Bond Fund                                                                                                   Initial Approval

----------

(1) On October 31, 2000, Standish replaced SIMCO, a wholly owned subsidiary of Standish, as the investment adviser to these Funds. There was no change in investment personnel or portfolio managers for these Funds as a result of the substitution of Standish for SIMCO. Accordingly, for the fiscal year ended September 31, 2000 for the Standish International Equity Fund and Standish International Small Cap Fund, the figures provided for advisory fees paid and waived represent amounts paid to or waived by SIMCO.

* These Funds are feeder funds in the master-feeder structure and do not pay advisory fees directly. Instead, these Funds bear pro rata the costs of the advisory fee paid by their corresponding master funds, the costs of which are set forth in this Exhibit. Accordingly, the dates provided for the advisory agreements and most recent shareholder approval are for the advisory agreements with the respective master fund.

                                                   For the Fiscal Year Ended December 31, 2000
                                              -----------------------------------------------------
                                                                                                                     Date of Most
                                                                                                                        Recent
                                                                                                                     Shareholder
                                                                                                                     Approval of
                                                                   Advisory Fees                                       Existing
                                                                      Waived                          Date of         Investment
                                                Gross Advisory     and/or Expense     Net Advisory    Existing         Advisory
                                                 Fees Paid to     Reimbursement by    Fees Paid to    Advisory      Agreement and
Fund                                               Standish           Standish          Standish      Agreement         Purpose
------------------------------------------    -----------------  ------------------  --------------  -----------  ------------------
Standish Fixed Income Fund*                       $1,544,572             $0             $1,544,572      5/3/96             5/3/96 -
                                                                                                                   Initial Approval
Standish High Grade Bond Fund                        127,942           232,131          (104,189)       5/31/00            6/1/00 -
                                                                                                                   Initial Approval
Standish Short-Term Asset Reserve Fund*              535,240           43,113            492,127        1/2/98             1/2/98 -
                                                                                                                   Initial Approval
Standish Controlled Maturity Fund                    121,129           156,958           (35,829)       6/1/95             7/3/95 -
                                                                                                                   Initial Approval
Standish Opportunistic High Yield Fund(1)                N/A             N/A               N/A         10/13/00           3/30/01 -
                                                                                                                   Initial Approval
Standish International Fixed Income Fund(5)        3,304,905            6.999           3,297,906      11/30/90           1/15/91 -
                                                                                                                   Initial Approval
Standish Global Fixed Income Fund(3)*              1,544,572              0             1,544,572       5/3/96             5/3/96 -
                                                                                                                   Initial Approval
Standish World High Yield Fund(3)*                   157,920           234,016           (76,096)       6/2/97             6/2/97 -
                                                                                                                   Initial Approval
Standish International Fixed Income Fund             133,527           212,338           (78,811)       5/10/99           6/30/99 -
II(3)                                                                                                              Initial Approval
Standish Opportunistic Emerging Markets                  N/A             N/A               N/A         10/13/00           3/23/01 -
Debt Fund(2)                                                                                                       Initial Approval

----------

(1) Commenced operations on March 1, 2001.

(2) Commenced operations on March 1, 2001

(3) On October 31, 2000, Standish replaced SIMCO, a wholly owned subsidiary of Standish, as the investment adviser to these Funds. There was no change in investment personnel or portfolio managers for these Funds as a result fo the substitution of Standish for SIMCO. The advisory fees paid and waived by Standish include advisory fees paid or waived by SIMCO for the period January 1, 2000 through October 31, 2000.

* These Funds are feeder funds in the master-feeder structure and do not pay advisory fees directly. Instead, these Funds bear pro rata the costs of the advisory fee paid by their corresponding master funds, the costs of which are set forth in this Exhibit. Accordingly, the dates provided in the table for the advisory agreements and most recent shareholder approval are for the advisory agreements with the respective master fund.

--------------------------------------------------------------------------------
                                    EXHIBIT D

                      Additional Information Pertaining to
                  Standish Mellon Asset Management Company LLC
--------------------------------------------------------------------------------

      Standish-Mellon is a wholly owned subsidiary of Mellon. The following persons are trustees or officers of the Trust will be officers or employees of Standish-Mellon:

              Name                   Position Held With Trust              Position To Be Held with
                                                                                Standish-Mellon
--------------------------------  ------------------------------  --------------------------------------------
Edward H. Ladd                      Trustee and Vice President    Chairman, Office of the Chairman, Chairman
                                                                                 of the Board

Richard S. Wood                       President and Trustee          Vice Chairman, Office of the Chairman

James E. Hollis                      Executive Vice President                   Vice President

Anne P. Herrmann                   Vice President and Secretary               Vice President and
                                                                      Senior Fund Administration Manager

Paul G. Martins                    Vice President and Treasurer            Vice President of Finance

Beverly E. Banfield                       Vice President                      Compliance Officer

Denise B. Kneeland                        Vice President           Vice President and Manager, Mutual Funds
                                                                                  Operations

Tami M. Pester                            Vice President             Vice President, Assistant Compliance
                                                                        Manager and Compliance Officer

Rosalind J. Lillo                         Vice President                  Broker/Dealer Administrator

Deborah Rafferty-Maple                    Vice President              Assistant Vice President, Financial
                                                                  Planner and Registered Investment Networks
                                                                               Marketing Manager

Lisa Kane                                 Vice President                 Assistant Vice President and
                                                                          Client Service Professional

Steven M. Anderson                        Vice President                 Assistant Vice President and
                                                                            Mutual Funds Controller

Cara E. Hultgren                     Assistant Vice President          Supervisor Mutual Fund Operations


Jonathan M. Windham                  Assistant Vice President                 Performance Analyst

      The following persons are the directors and the principal executive officer of Standish: Caleb F. Aldrich, Beverly E. Banfield, Katherine S. Bowes, David H. Cameron, Karen K. Chandor, Lavina B. Chase, Susan B. Coan, W. Charles Cook, James M. Conway, Joseph M. Corrado, Richard R. Davis, Richard C. Doll, Dolores S. Driscoll, Sean P. Fitzgibbon, Maria D. Furman, Steven L. Gold, James Hendrickson, James E. Hollis, David M. Horsfall, Raymond J. Kubiak, Edward H. Ladd, Philip D. Leonardi, David C. Leduc, Laurence A. Manchester, Nevin G. Markwart, Richard S. Mattison, Barbara J. McKenna, John R. McNichols, John W. Murray, George W. Noyes, Jennifer A. Pline, Catherine A. Powers, Daniel A. Rabasco, Rip L. Reeves, Howard B. Rubin, Mark P. Seidner, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael W. Thompson, Ellen K. Thurmond, Christine H. Todd, Jeffrey S. Wakelin, Edward R. Walter and Richard S. Wood (principal executive officer). The address of each of these persons is One Financial Center, Boston, Massachusetts 02111. The principal occupation of each of these persons is as an employee of Standish.

      Standish-Mellon, as a limited liability company, does not have a board of directors. Standish-Mellon will have an Office of the Chairman which will serve a similar function as a board of directors and principal executive officer. The Office of the Chairman will initially be comprised of the following four members: Edward H. Ladd as Chairman, and Richard S. Wood, Thomas P. Sorbo and Scott Powers as Vice Chairmen. The address of each of these persons will be One Financial Center, Boston, Massachusetts 02111. The principal occupation of each of these persons after the consummation of the Transaction will be as an employee of Standish-Mellon.

      Each of the persons listed in the table on the previous page hold the same positions with Standish, except for Messrs. Ladd and Wood who serve as managing directors of Standish and Mr. Hollis and Ms. Banfield who serve as directors of Standish. The positions of Chairman and Vice Chairman of the Office of the Chairman held by Messrs. Ladd and Wood, respectively, will be created upon consummation of the Transaction and do not exist at Standish.

Services Provided to the Trust by Affiliates of Standish-Mellon and Nonaffiliates

      It is anticipated that SFD will provide the same services as the principal underwriter to the Funds following the Transaction as it currently does. SFD is a wholly owned subsidiary of Standish. The Funds do not pay a fee to, or otherwise compensate, SFD for its services. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, serves as each Fund's custodian and also provides administrative services.

Standish-Mellon's Portfolio Transaction Policy

      The portfolio transaction policy of Standish-Mellon will be the same as Standish's existing portfolio transaction policy. Standish-Mellon is responsible for making specific decisions to buy and sell securities for the Non-Feeder Funds and the Portfolios. Standish-Mellon is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, Standish-Mellon will consider the brokerage firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one brokerage firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if Standish-Mellon determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Non-Feeder Funds and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge.

      Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Standish-Mellon in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by brokerage firms through which the Non-Feeder Funds and the Portfolios effect their securities transactions may be used by Standish-Mellon in servicing other accounts; not all of these services may be used by the adviser in connection with the Non-Feeder Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Non-Feeder Funds or the Portfolios under the investment advisory agreements will not be reduced as a result of Standish-Mellon's receipt of research services.

      Standish-Mellon also places portfolio transactions for other advisory accounts. Standish-Mellon will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Non-Feeder Funds or the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to Non-Feeder Funds or the Portfolios. In making such allocations, the main factors considered by Standish-Mellon will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

--------------------------------------------------------------------------------
                                    EXHIBIT E

              Additional Information Pertaining to Standish-Mellon
--------------------------------------------------------------------------------

Similar Funds

      Standish serves as investment adviser to the Non-Feeder Funds and the Portfolios. The following table identifies other U.S. mutual funds which are advised or subadvised by Standish that have similar investment objectives to the Funds described in this Proxy Statement and provides other information regarding the similar funds.

                                                                                                                  Dollar Amount of
                                                                                     Advisory Fee Rates for     Advisory Fees Waived
                                                              Net Assets of            Similar Funds as a           or Expenses
                                                           Similar Funds as of    Percentage of Average Daily      Reimbursed for
         Fund                  Similar Fund(s)              December 31, 2000              Net Assets               Similar Fund
----------------------    ------------------------------  ---------------------  -----------------------------  --------------------
Standish Intermediate     PACE Municipal Fixed Income           $51,174,923                  0.20%                      0.00
Tax Exempt Fund           Investments

Standish Tax              Pitcairn Small Cap Growth Fund         53,321,535                  0.68%                      0.00
Sensitive Small Cap
Equity

Standish High Grade       Frank Russell Investment              164,029,722                  0.13%                      0.00
Bond Fund                 Company - Fixed I

Standish Fixed Income     Frank Russell - Multi                 180,864,656                  0.13%                      0.00
Fund                      Strategy Bond Fund

Standish High Grade       Frank Russell - Diversified           107,838,516                  0.13%                      0.00
Bond Fund                 Bond Fund

Standish Fixed Income     Frank Russell - Fixed III             140,939,454                  0.13%                      0.00
Fund

Standish Intermediate     Frank Russell - Tax Exempt             63,898,372                  0.18%                      0.00
Tax Exempt Fund           Bond Fund

Standish Intermediate     SEI Tax Exempt Trust -                875,110,550                  0.15%                      0.00
Tax Exempt Fund           Intermediate Term

                                    EXHIBIT F

      As of the close of business on June 1, 2001, the shares outstanding of each Fund were as follows:

                                                           Number of Outstanding
                       Fund                                 Shares of Each Fund
----------------------------------------------------    ------------------------
Standish Controlled Maturity Fund                              2,227,681.257

Standish Fixed Income Fund                                    112,039,024.383

Standish Global Fixed Income Fund                             19,865,778.530

Standish High Grade Bond Fund                                  2,842,278.660

Standish Intermediate Tax Exempt Bond Fund                     3,993,565.005

Standish International Equity Fund                             2,094,436.293

Standish International Fixed Income Fund
(Institutional Class)                                         24,264,517.643

Standish International Fixed Income Fund (Service
Class)                                                          32,150.140

Standish International Fixed Income Fund II                    2,418,080.347

Standish International Small Cap Fund                          2,541,964.602

Standish Massachusetts Intermediate Tax Exempt                 2,996,333.423
Bond Fund

Standish Opportunistic Emerging Markets Debt Fund               699,176.766

Standish Opportunistic High Yield Fund                        10,101,425.150

Standish Select Value Fund                                     2,188,285.066

Standish Select Value Asset Fund                               3,007,383.575

Standish Short-Term Asset Reserve Fund                         8,914,304.222

Standish Small Cap Growth Fund (Institutional
Class)                                                         1,090,492.004

Standish Small Cap Growth Fund (Service Class)                  203,125.887

Standish Small Capitalization Equity Fund                      1,855,622.911

Standish Small Cap Value Fund                                   1963071.037

Standish Tax-Sensitive Equity Fund                              769,180.134

Standish Small Cap Tax-Sensitive Equity Fund                   2,925,389.911

Standish World High Yield Fund                                 2,828,882.183

--------------------------------------------------------------------------------

                                    EXHIBIT G

--------------------------------------------------------------------------------

      As of June 1, 2001, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of each Fund (or class thereof):

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
Standish Controlled Maturity Fund   Babson Consolidated
                                    Investment Fund
                                    Babson College
                                    Business & Finance Office
                                    Babson Park, MA  02157                624,248.08                28.0%

                                    National Financial Service
                                    FBO Customers
                                    One World Financial Center
                                    200 Liberty Street
                                    5th Floor
                                    New York, NY  10281                   534,662.89                24.0%

                                    The Neiman Marcus Group
                                    Retirement Plan
                                    Master Trust for the Exclusive
                                    Benefit of our Customers
                                    Harcourt General, Inc.
                                    27 Boylston Street
                                    Chestnut Hill, MA  02467              330,906.96                14.9%

                                    San Francisco Opera
                                    Association
                                    301 Van Ness Avenue
                                    San Francisco, CA  94102              385,500.54                17.3%

                                    Harcourt General, Inc.
                                    27 Boylston Street
                                    Box 1000
                                    Chestnut Hill, MA  02167              157,974.86                7.1%

Standish Global Fixed Income Fund   Mac & Co. A.C CLSF5049662
                                    Mutual Fund Operations
                                    P.O. Box 3198
                                    Pittsburgh, PA  15230                 4,604,189.76              23.2%

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
                                    Tourcrest & Co., Nominee for
                                    Brown University
                                    c/o State Street Bank & Trust Co.
                                    One Enterprise Drive  W5C
                                    Quincy, MA  02171                     3,972,056.87              20.0%

                                    Amsouth Bank Trustee for Infirm
                                    Health Systems, Inc.
                                    P.O. Box 11426
                                    Birmingham, AL  35202                 2,124,588.19              10.7%

                                    Childrens Medical Center
                                    Corporation
                                    1295 Boylston Street
                                    Suite 300
                                    Boston, MA  02215                     1,753,846.58              8.8%

                                    Mac & Co. A/C LNFF5033902
                                    Mutual Funds Operations
                                    P.O. Box 3198
                                    Pittsburgh, PA  15230-3198            1,136,243.23              5.7%

Standish High Grade Bond Fund       Exeter Health Resources, Inc.
                                    Attn: Kevin O'Leary, CFO
                                    10 Buzell Avenue
                                    Exeter, NH  03833                     1,969,908.61              69.3%

                                    Savings Program for Employees
                                    of Certain Employers at the US
                                    Dept. of Energy Facilities at
                                    Oakridge, TN
                                    104 Union Valley Road
                                    Mail Stop 8267
                                    Oak Ridge, TN  37830                  277,747.48                9.8%

                                    Exeter Health Resources, Inc.
                                    Account Balance Pension Plan
                                    Attn. Mr. Kevin O'Leary, CFO
                                    10 Buzell Avenue
                                    Exeter, NH  03833                     314,419.03                11.1%

Standish  Intermediate  Tax Exempt  BDG & Co.
Bond Fund                           Trust Department
                                    150 Federal Street
                                    Boston, MA  02110                     352,628.17                8.9%

                                    Charles Schwab & Co., Inc.
                                    Special Account
                                    Custody Acct. for Exclusive
                                    Benefit of Customers
                                    101 Montgomery Street
                                    Attn:  Mutual Funds
                                    San Francisco, CA  94104              319,291.20                8.0%

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
Standish International Equity Fund  Town of Wellesley
                                    Contributory
                                    c/o State Street Bank & Trust Co.
                                    P.O. Box 470
                                    Boston, MA  02102                     410,321.54                19.6%

                                    Factory Mutual Insurance Company
                                    225 Wyman Street
                                    P.O. Box 9198
                                    Waltham, MA  02454                    235,421.89                11.2%

                                    Cannon Foundation, Inc.
                                    a/c 1028851439
                                    1525 West WT Harris Blvd.
                                    NC 1151
                                    Charlotte, NC  28288-1151             168,344.10                8.0%

Standish International Fixed        Charles Schwab & Co., Inc. -
Income Fund (Institutional Class)   Special Account
                                    Custody Acct. for Exclusive
                                    Benefit of Customers
                                    101 Montgomery Street
                                    Attn:  Mutual Funds
                                    San Francisco, CA  94104              1,934,878.05              8.0%

                                    Lifespan Corporation
                                    Attn: Mr. Paul C. Pierannunzi
                                    167 Point Street
                                    Suite 2A  Room 270
                                    Providence, RI  02903                 1,423,273.36              5.9%

                                    Baptist Health System, Inc.
                                    P.O. Box 830605
                                    Birmingham, AL  35283-0605            1,218,003.73              5.0%

Standish International Fixed        PFPC Brokerage Services, Inc.
Income Fund (Service Class)         FBO Neuberger Berman
                                    211 South Gulph Road
                                    King of Prussia, PA  19406            32,149.57                 100.0%

Standish International Fixed        Phelps Dodge Corporation Master
Income Fund II                      Trust
                                    as Trustee FBO Phelps Dodge
                                    Corporation A/C #22-02372
                                    P.O. Box 92956
                                    801 South Canal
                                    Chicago, IL  60675                    1,805,244.88              74.7%

                                    National Financial Service FBO
                                    Customers
                                    One World Financial Center
                                    200 Liberty Street, 5th Floor
                                    New York, NY  10281                   370,864.52                15.3%

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
Standish International Small Cap    Charles Schwab & Co., Inc. -
Fund                                Special Account
                                    Custody Acct. for Exclusive
                                    Benefit of Customers
                                    101 Montgomery Street
                                    Attn:  Mutual Funds
                                    San Francisco, CA  94104              353,908.32                13.9%

                                    Factory Mutual Insurance Company
                                    225 Wyman Street
                                    P.O. Box 9198
                                    Waltham, MA  02454                    343,048.44                13.5%

                                    James H. Cummings Foundation
                                    Attn:  William J. McFarland
                                    1807 Elmwood Avenue
                                    Buffalo, NY  14207                    132,243.00                5.2%

                                    Albert M. Creighton, Jr. Trust
                                    A.M. Creighton, Jr. Rev. Tr.
                                    Attn:  0003203770
                                    P.O. Box 92800
                                    Rochester, NH  14692-8900             150,644.92                5.9%

Standish Massachusetts              BDG& Co.
Intermediate Tax Exempt Bond Fund   Trust Department
                                    150 Federal Street
                                    Boston, MA  02110                     540,484.19                18.1%

                                    Hyde Investment Corporation
                                    #020208420205
                                    c/o Investors Bank & Trust
                                    P.O. Box 9130
                                    FPG 90
                                    Boston, MA  02117                     428,566.59                14.3%

Standish Opportunistic Emerging     Pacific Gas & Electric
Markets Debt Fund                   Retirement Fund
                                    State Street Bank & Trust
                                    P.O. Box 1992
                                    Boston, MA  02105-1992                379,550.30                54.3%

                                    New Century Energies, Inc.
                                    Retirement
                                    NCE-SWPS Retirement Plan -
                                    Standish
                                    12th Floor
                                    One Wall Street
                                    New York, NY  10286                   72,079.10                 10.3%

                                    Wellesley College Endowment -
                                    Bonds
                                    Wellesley, MA  02181                  38,899.57                 5.6%

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
Standish Opportunistic High Yield   Pacific Gas & Electric
Fund                                Retirement Fund
                                    State Street Bank & Trust
                                    P.O. Box 1992
                                    Boston, MA  02105-1992                4,829,262.26              47.8%

                                    New Century Energies, Inc.
                                    Retirement
                                    NCE-SWIPS Retirement Plan -
                                    Standish"
                                    12th floor
                                    One Wall Street
                                    New York, NY  10286                   1,135,684.99              11.2%

                                    Wellesley College Endowment -
                                    Bonds
                                    Wellesley, MA  02181                  644,399.57                6.4%

                                    The Nature Conservancy
                                    1815 N. Lynn Street
                                    Arlington, VA  22209                  563,879.43                5.6%

Standish Select Value Asset Fund    Prudential Trust FBO MTA
                                    30 Scranton Office Park
                                    Scranton, PA  18507                   2,971,861.82              98.8%

Standish Select Value Fund          Univ. of WA Self-Insurance
                                    Revolving Fund
                                    University of Washington
                                    280 Gerberding Hall
                                    Box 351248
                                    Seattle, WA  98195                    253,933.83                11.6%

                                    Teamsters Local Union 918
                                    Pension Fund
                                    2137-47 Utica Avenue
                                    Brooklyn, NY  11234-3827              242,717.51                11.1%

                                    National Financial Service FBO
                                    Customers
                                    One World Financial Center
                                    200 Liberty Street, 5th floor
                                    New York, NY  10281                   213,152.18                9.7%

Standish Small Cap Growth Fund      Wentworth Institute of
(Institutional Class)               Technology
                                    P.O. Box 1647
                                    Boston, MA  02105                     162,470.02                14.9%

                                    Charles Schwab & Co. Inc. -
                                    Special Acct.
                                    Custody Acct. for Exclusive
                                    Benefit of Customers
                                    101 Montgomery Street
                                    Attn:  Mutual Funds
                                    San Francisco, CA  94104              135,173.51                12.4%

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
                                    Sheldon & Co. c/o National City
                                    Attn: Mutual Funds
                                    P.O. Box 94984
                                    Cleveland, OH  44101                  103,323.06                9.5%

                                    Stephen Phillips Memorial
                                    Charitable Trust Scholarship
                                    Foundation
                                    P.O. Box 242
                                    Salem, MA  01970                      74,702.88                 6.9%

                                    Nabalaska & Co.
                                    FBO National Bank of Alaska
                                    Trust
                                    P.O. Box 100600
                                    301 W. Northern Lights Blvd.
                                    Anchorage, AK  99510                  72,173.61                 6.6%

Standish Small Cap Growth Fund      American Express Trust Company
(Service Class)                     for Benefit of American Express
                                    Trust Retirement Services Plans
                                    c/o American Express Trust
                                    Company
                                    P.O. Box 534 N10/996-733
                                    Marquette Avenue
                                    Minneapolis, MN  55440                203,125.89                100.0%

Standish Small Cap Tax Sensitive    Charles Schwab & Co. Inc. -
Equity Fund                         Special Account
                                    Custody Acct. for Exclusive
                                    Benefit of Customers
                                    101 Montgomery Street
                                    Attn:  Mutual Funds
                                    San Francisco, CA  94104              508,605.77                17.3%

                                    Factory Mutual Insurance Company
                                    225 Wyman Street
                                    P.O. Box 9198
                                    Waltham, MA  02454                    378,342.50                12.9%

                                    BDG & Co.
                                    Trust Department
                                    150 Federal Street
                                    Boston, MA  02110                     152,681.27                5.2%

Standish Small Capitalization       Allendale Mutual Retirement
Equity Fund                         Equity Income
                                    c/o FM Global
                                    225 Wyman Street
                                    P.O. Box 9198
                                    Waltham, MA   02454                   633,336.41                34.1%

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
                                    Schrafft Charitable Trust
                                    Attn:  John M. Wood, Arthur H.
                                    Parker, Lavina B. Chase
                                    One Financial Center
                                    Boston, MA  02111                     250,988.57                13.5%

                                    Town of Wellesley Contributory
                                    c/o State Street Bank & Trust
                                    Co.
                                    P.O. Box 470
                                    Boston, MA  02102                     249,269.64                13.4%

                                    Gordon College -Diversified
                                    255 Grapevine Road
                                    Wenham, MA 01984                      141,611.37                7.6%

                                    National Financial Service FBO
                                    Customers
                                    One World Financial Center
                                    200 Liberty St., 5th Floor
                                    New York, NY  10281                   102,768.94                5.5%

Standish Small Cap Value Fund       Broussard Investment LP #2
                                    Small Cap
                                    Box 428
                                    Whitefish, MT  59937                  123,596.72                6.3%

Standish Short Term Asset Reserve   Northern Trust Company as
Fund                                Custodian FBO BayCare Health
                                    System
                                    P.O. Box 92956
                                    Chicago, IL  60675                    2,575,624.50              24.3%

                                    Shands Teaching Hospital &
                                    Clinics, Inc.
                                    Bankers Trust Trustee
                                    P.O. Box 100336
                                    Gainesville, FL  32610                986,607.65                11.7%

                                    Virginia Portfolio
                                    84 State Street
                                    Suite 900
                                    Boston, MA  02109                     799,692.31                9.5%

                                    The Philanthropic
                                    Collaborative, Inc.
                                    30 Rockefeller Plaza
                                    New York, NY  10112                   437,616.69                5.2%

Standish Tax Sensitive Equity Fund  Centurion Trust Company fbo
                                    Omnibus
                                    TPR: Maria A. Ruiz, Paul
                                    Monroe, Cherry Hobbs                  100,990.16                13.1%

                                                                          No. (and class)
Fund                                Name and Address                      of shares owned           Percent (%)
----                                ----------------                      ---------------           -----------
                                    Centurion Trust Company fbo
                                    Omnibus
                                    Omnibus/Centurion Capital
                                    Management
                                    Centurion Trust Company
                                    2425 E. Camelback Road
                                    Suite 530
                                    Phoenix, AZ  85016                    100,990.16                13.1%

                                    Balsa & Co. for Hannah & David
                                    Roush
                                    Mutual Funds Unit 16-HCB-340
                                    P.O. Box 2558
                                    Houston, TX  77252                    55,757.59                 7.2%

Standish World High Yield Fund      Factory Mutual Insurance Company
                                    225 Wyman Street
                                    P.O. Box 9198
                                    Waltham, MA  02454                    1,629,507.92              57.6%

                                    Wellesley College - SDI
                                    Wellesley, MA  02181                  416,688.02                14.7%

                                    Davis Family Foundation
                                    FBO/ Davis Family Foundation
                                    A/C #4507492
                                    P.O. Box 1537
                                    Boston, MA  02205-1537                166,388.16                5.9%

                                    Allendale Insurance Co.
                                    c/o FM Global
                                    225 Wyman Street
                                    Waltham, MA  02454                    163,298.45                5.8%

--------------------------------------------------------------------------------

                                    EXHIBIT H

--------------------------------------------------------------------------------

      As of June 1, 2001, the trustees and executive officers of the Trust and the Portfolio Trust owned beneficially or of record, as a group, more than 1% of the outstanding shares of each of the following Funds:

                                                                            No. (and class)
               Fund                 Name of Beneficial Owner                of shares owned                   Percent (%)
               ----                 ------------------------                ---------------                   -----------
Standish International Small Cap    Edward H. Ladd                               22,968                            *
Fund
                                    Richard S. Wood                              57,164                          2.25%

                                    John H. Hewitt                                 -                               -

                                    Samuel C. Fleming                              -                               -

                                    Benjamin M. Friedman                           -                               -

                                    Caleb Loring III                               -                               -

                                    Trustees and Executive                       80,132                          3.16%
                                    Officers as a group

Standish Intermediate Tax Exempt
Bond Fund                           Edward H. Ladd                                 -

                                    Richard S. Wood                                -

                                    John H. Hewitt                                 -

                                    Samuel C. Fleming                              -

                                    Benjamin M. Friedman                           -

                                    Caleb Loring III                               -

                                    Trustees and Executive                       84,265                          2.11%
                                    Officers as a group

Standish Massachusetts Tax Exempt
Bond Fund                           Edward H. Ladd                               30,244                          1.01%

                                    Richard S. Wood                              13,177                          0.44%

                                    John H. Hewitt                                 -                               -

                                    Samuel C. Fleming                            2,795                             *

                                    Benjamin M. Friedman                           -                               -

                                    Caleb Loring III                               -                               -

                                    Trustees and Executive                       46,216                          1.54%
                                    Officers as a group

                                                                            No. (and class)
               Fund                 Name of Beneficial Owner                of shares owned                   Percent (%)
               ----                 ------------------------                ---------------                   -----------
Standish Select Value Fund          Edward H. Ladd                               12,864                            *

                                    Richard S. Wood                              18,065                            *

                                    John H. Hewitt                                 -                               -

                                    Samuel C. Fleming                             387                              *

                                    Benjamin M. Friedman                           -                               -

                                    Caleb Loring III                               -                               -

                                    Trustees and Executive                       31,316                          1.44%
                                    Officers as a group

Standish Small Cap Value Fund       Edward H. Ladd                               10,398                            *

                                    Richard S. Wood                              29,668                          1.51%

                                    John H. Hewitt                                 -                               -

                                    Samuel C. Fleming                              -                               -

                                    Benjamin M. Friedman                           -                               -

                                    Caleb Loring III                               -                               -

                                    Trustees and Executive                       40,066                          2.04%
                                    Officers as a group

----------
*Less than 1%.

               STANDISH FUNDS
                P.O. Box 1407
            Boston, MA 02205-1407

           Please fold and detach card at perforation before mailing.

                                     NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                                        To be held July 30, 2001

      This proxy is solicited on behalf of the Board of Trustees of the Standish, Ayer & Wood Investment Trust. The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, Edward H. Ladd and Richard S. Wood, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of each series of Standish, Ayer & Wood Investment Trust (each, a "Fund"), to be held on July 30, 2001 at 2:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the matters set forth on the other side of this proxy card as described in the Notice of Special Meeting and accompanying Proxy Statement.

      The proxies will vote this proxy as directed by the undersigned, or, if no direction is indicated, the proxies will vote this proxy "FOR" all of the proposals unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                                                           Date ___________ 2001

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                    CARD IN THE ENCLOSED ENVELOPE WHETHER OR
                      NOT YOU EXPECT TO ATTEND THE MEETING.


                  _____________________________________________
                            Signature(s) and Title(s)

Please sign exactly as your name appear hereon. If stock is held in the name of joint owners, each must sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                          SA&WIT

            Please fold and detach card at perforation before mailing

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE STANDISH, AYER & WOOD INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS SET FORTH BELOW. APPROVAL OF NEW ADVISORY AGREEMENTS ARE REQUIRED BECAUSE OF THE PROPOSED ACQUISITION OF STANDISH. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN ANY FUND'S OR PORTFOLIO'S ADVISORY FEE RATE. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

If you own shares of any of the following Funds, please vote on Proposal 1: (1) High Grade Bond Fund, (2) Controlled Maturity Fund, (3) Intermediate Tax Exempt Bond Fund, (4) Massachusetts Intermediate Tax Exempt Bond Fund, (5) Opportunistic High Yield Fund, (6) Small Cap Value Fund, (7) Small Capitalization Equity Fund, (8) Small Cap Tax-Sensitive Equity Fund, (9) Tax-Sensitive Equity Fund, (10) International Equity Fund, (11) International Fixed Income Fund, (12) International Fixed Income Fund II, (13) International Small Cap Fund, and (14) Opportunistic Emerging Markets Debt Fund.


                                                         FOR   AGAINST   ABSTAIN
1.    To approve a new investment advisory agreement     |_|     |_|       |_|
      between each Fund and Standish Mellon Asset
      Management Company LLC ("Standish-Mellon"), the successor to Standish, Ayer & Wood, Inc.
      ("Standish").

If you own shares of any of the following Funds, please vote on Proposal 2: (1) Fixed Income Fund, (2) Short-Term Asset Reserve Fund, (3) Select Value Fund, (4) Select Value Asset Fund, (5) Small Cap Growth Fund, (6) Global Fixed Income Fund, and (7) World High Yield Fund.

                                                         FOR   AGAINST   ABSTAIN
2.    To authorize each Fund in the master-feeder        |_|     |_|       |_|
      structure to approve a new investment advisory agreement between the corresponding Portfolio in which each Fund invests all of its investible assets and Standish-Mellon.

3.    To consider any other business that may
      properly come before the Meeting.

                                                                          SA&WIT